Exhibit 99.1
FOR IMMEDIATE RELEASE
RailAmerica, Inc. Reports Second Quarter 2011 Results
Second Quarter Highlights
•	Revenue increased 17% versus second quarter 2010.

•	Income from continuing operations of $0.17 per share.

•	Adjusted income from continuing operations[1] of $0.24 per share.

•	Acquired three railroads in Alabama.
JACKSONVILLE, FL, July 27, 2011 — RailAmerica, Inc. (NYSE: RA) today reported financial results for the quarter ended June 30, 2011. Second quarter 2011 revenue increased 17% to $139.2 million from $119.5 million in the second quarter of 2010. Freight revenue increased 7% to $105.6 million with average revenue per car up 11% and carloads down 3%. Non-freight revenue increased 59% to $33.6 million. Excluding acquisitions, non-freight revenue increased 21% versus second quarter 2010.
RailAmerica President and Chief Executive Officer John Giles, said “Our second quarter financial performance was strong despite persistent weather challenges, low coal volumes and fuel price pressures. By controlling costs and capitalizing on non-freight revenue and pricing opportunities, we increased operating income 16% excluding the impact of 45G credits, asset sales and impairments. This represents a record second quarter for RailAmerica. On the strategic front, I continue to be optimistic about our growing pipeline of acquisition and industrial development opportunities.”
RailAmerica reported second quarter 2011 income from continuing operations of $8.7 million, or $0.17 per diluted share. This compares to a loss from continuing operations of $4.2 million, or $0.08 per diluted share in the second quarter of 2010. Noteworthy items impacting the second quarters of 2011 and 2010 include:
•	45G credits: Because the latest extension of the tax credits (for 2010 and 2011) did not occur until December 2010, no benefits were recognized in the second quarter of 2010. A $5.1 million income statement benefit was recorded in the second quarter of 2011.

•	Amortization of swap termination costs: Non-cash charges of $3.2 million and $5.6 million were recorded in interest expense during the second quarters of 2011 and 2010, respectively, due to the June 2009 termination of an interest rate swap agreement.

•	Early retirement of debt: Second quarter of 2010 included $8.4 million of charges related to the early retirement of debt.

•	Asset impairment: Second quarter of 2011 includes a non-cash, $3.2 million impairment charge resulting from a comprehensive evaluation of our locomotive fleet and the identification of surplus units.

[1]	See schedule at end of press release for a reconciliation of non-GAAP financial measure.

•	Taxes: RailAmerica’s effective tax rate in the second quarter of 2011 declined to 21.3% from 39.6% in the second quarter of 2010 primarily due to state tax law changes. Cash taxes paid in the second quarter of 2011 were $0.8 million compared to the financial statement provision for income tax expense of $2.4 million.

	For the Three Months Ended June 30,
($ in thousands except EPS)	2011		2010
	Pre Tax	EPS	Pre Tax	EPS

45G credits	$5,133	$0.06	$0	$0.00
Amortization of swap termination costs	(3,201)	(0.04)	(5,635)	(0.06)
Loss on extinguishment of debt	—	0.00	(8,357)	(0.09)
Impairment of assets	(3,220)	(0.04)	—	0.00
Note: Effective tax rate of 39%.
     The Company reported operating income of $28.7 million in the second quarter of 2011 compared to $23.1 million in the second quarter of 2010. Second quarter 2011 operating income and expenses were impacted by 45G credits and the asset impairment as discussed above. Other second quarter 2011 operating expenses were up primarily due to higher fuel prices and the inclusion of Atlas Railroad Construction Company, which was acquired in July 2010. Operating income excluding the impact of 45G credits, asset sales and impairments is shown below.

	For the Three Months Ended June 30,
($ in thousands)	2011	2010

Operating revenue	$139,215	$119,457
Operating expense	110,517	96,397

Operating income, reported	28,698	23,060
Less: Benefit from 45G credit monetization	(5,133)	—

Operating income excluding 45G Benefit [1]	23,565	23,060
Net (gain) / loss on sale of assets	(64)	25
Impairment of assets	3,220	—

Operating income excluding 45G Benefit, Asset Sales and Impairments [1]	$26,721	$23,085

[1]	See schedule at the end of press release for a reconciliation of non-GAAP financial measure
     As previously announced, RailAmerica, Inc. will present its second quarter earnings on Thursday, July 28, 2011 at 8:30 a.m. Eastern Time via live teleconference and webcast. Those interested in participating via teleconference may dial (877) 756-2088. Callers outside the U.S. may dial (706) 643-9763. The conference ID number is 80929613. Participants should dial in no later than 10 minutes prior to the call. Presentation materials and access to the live webcast will be available in the Investors section of RailAmerica’s website (www.railamerica.com). Following the earnings call, a webcast replay will be archived on the Company’s website. A telephone replay will be available through August 4, 2011 beginning approximately two hours after the call. The recording can be accessed by dialing (800) 642-1687 or (706) 645-9291. The conference ID number is 80929613.

RailAmerica, Inc. owns and operates short-line and regional freight railroads in North America, operating a portfolio of 43 individual railroads with approximately 7,400 miles of track in 27 U.S. states and three Canadian provinces.
Cautionary Note Regarding Forward-Looking Statements
Certain items in this press release and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “appears,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.’s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, goodwill assessment risks, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.
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INVESTOR CONTACT
Ira Berger
Vice President & Treasurer
Office: 904.538.6332
MEDIA CONTACT
Donia Crime
Office: 904.645.6200
Cell: 404.271.1437

RAILAMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(In thousands, except per share data)

Operating revenue	$139,215	$119,457	$264,152	$234,398
Operating expenses:
Labor and benefits	41,859	37,885	83,476	75,636
Equipment rents	8,889	8,637	17,555	17,136
Purchased services	11,327	9,673	20,433	18,228
Diesel fuel	14,578	10,518	28,745	21,762
Casualties and insurance	4,955	4,806	7,089	8,439
Materials	5,928	3,874	11,013	7,799
Joint facilities	2,550	1,945	4,755	4,091
Other expenses	10,672	8,279	20,605	17,377
Track maintenance expense reimbursement	(5,133)	—	(9,283)	—
Net (gain) loss on sale of assets	(64)	25	143	(9)
Impairment of assets	3,220	—	3,220	—
Depreciation and amortization	11,736	10,755	23,500	21,678

Total operating expenses	110,517	96,397	211,251	192,137

Operating income	28,698	23,060	52,901	42,261
Interest expense (including amortization costs of $4,384, $6,870, $9,242 and $14,174, respectively)	(18,143)	(22,153)	(36,734)	(44,857)
Other income (loss)	495	(7,900)	1,035	(7,441)

Income (loss) from continuing operations before income taxes	11,050	(6,993)	17,202	(10,037)
Provision for (benefit from) income taxes	2,350	(2,772)	4,417	(3,302)

Net income (loss)	$8,700	$(4,221)	$12,785	$(6,735)

Basic earnings per common share:
Net income (loss)	$0.17	$(0.08)	$0.24	$(0.12)

Diluted earnings per common share:
Net income (loss)	$0.17	$(0.08)	$0.24	$(0.12)

Weighted Average common shares outstanding:
Basic	52,282	54,869	53,467	54,718
Diluted	52,282	54,869	53,467	54,718

RAILAMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
	2011	2010
	(In thousands, except share data)
ASSETS

Current assets:
Cash and cash equivalents	$116,482	$152,968
Accounts and notes receivable, net of allowance of $8,270 and $6,767, respectively	98,743	74,668
Current deferred tax assets	27,499	12,769
Other current assets	25,311	15,200

Total current assets	268,035	255,605
Property, plant and equipment, net	998,957	981,622
Intangible assets	140,032	140,546
Goodwill	212,772	212,495
Other assets	12,410	13,385

Total assets	$1,632,206	$1,603,653

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current maturities of long-term debt	$290	$403
Accounts payable	81,114	66,258
Accrued expenses	56,618	36,913

Total current liabilities	138,022	103,574
Long-term debt, less current maturities	1,996	2,147
Senior secured notes	572,338	571,161
Deferred income taxes	222,718	202,985
Other liabilities	18,629	19,037

Total liabilities	953,703	898,904

Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value, 400,000,000 shares authorized; 52,167,610 shares issued and outstanding at June 30, 2011; and 54,859,261 shares issued and outstanding at December 31, 2010	522	549
Additional paid in capital and other	589,005	636,757
Retained earnings	78,288	65,503
Accumulated other comprehensive income	10,688	1,940

Total stockholders’ equity	678,503	704,749

Total liabilities and stockholders’ equity	$1,632,206	$1,603,653

RAILAMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended
	June 30,
	2011	2010
	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$12,785	$(6,735)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization, including amortization of debt issuance costs classified in interest expense	25,864	24,139
Amortization of swap termination costs	6,878	11,708
Net loss (gain) on sale or disposal of properties	143	(9)
Impairment of assets	3,220	—
Loss on extinguishment of debt	—	8,357
Equity compensation costs	4,979	3,490
Deferred income taxes and other	1,533	(5,994)
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable	(23,767)	(12,399)
Other current assets	(10,031)	7,421
Accounts payable	11,914	6,677
Accrued expenses	19,691	21,884
Other assets and liabilities	(481)	191

Net cash provided by operating activities	52,728	58,730

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(36,185)	(30,582)
NECR government grant reimbursements	6,954	—
Proceeds from sale of assets	2,788	652
Acquisitions, net of cash acquired	(12,706)	—
Deferred costs and other	(45)	—

Net cash used in investing activities	(39,194)	(29,930)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt	(263)	(380)
Repurchase of senior secured notes	—	(76,220)
Repurchase of common stock	(50,091)	—
Costs associated with sale of common stock	—	(106)
Deferred financing costs paid	(119)	(224)

Net cash used in financing activities	(50,473)	(76,930)

Effect of exchange rates on cash	453	(234)

Net decrease in cash	(36,486)	(48,364)
Cash, beginning of period	152,968	190,218

Cash, end of period	$116,482	$141,854

RAILAMERICA, INC. AND SUBSIDIARIES
SELECTED FINANCIAL INFORMATION
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30,
	2011		2010
Operating revenue	$139,215	100.0%	$119,457	100.0%
Operating expenses:
Labor and benefits	41,859	30.1%	37,885	31.7%
Equipment rents	8,889	6.4%	8,637	7.2%
Purchased services	11,327	8.1%	9,673	8.1%
Diesel fuel	14,578	10.5%	10,518	8.8%
Casualties and insurance	4,955	3.5%	4,806	4.0%
Materials	5,928	4.3%	3,874	3.3%
Joint facilities	2,550	1.8%	1,945	1.7%
Other expenses	10,672	7.7%	8,279	6.9%
Track maintenance expense reimbursement	(5,133)	(3.7)%	—	0.0%
Net (gain) loss on sale of assets	(64)	(0.0)%	25	0.0%
Impairment of assets	3,220	2.3%	—	0.0%
Depreciation and amortization	11,736	8.4%	10,755	9.0%

Total operating expenses	110,517	79.4%	96,397	80.7%

Operating income	$28,698	20.6%	$23,060	19.3%

	Six months Ended June 30,
	2011		2010
Operating revenue	$264,152	100.0%	$234,398	100.0%
Operating expenses:
Labor and benefits	83,476	31.6%	75,636	32.3%
Equipment rents	17,555	6.7%	17,136	7.3%
Purchased services	20,433	7.7%	18,228	7.8%
Diesel fuel	28,745	10.9%	21,762	9.3%
Casualties and insurance	7,089	2.7%	8,439	3.6%
Materials	11,013	4.2%	7,799	3.3%
Joint facilities	4,755	1.8%	4,091	1.7%
Other expenses	20,605	7.8%	17,377	7.4%
Track maintenance expense reimbursement	(9,283)	(3.5)%	—	0.0%
Net loss (gain) on sale of assets	143	0.0%	(9)	0.0%
Impairment of assets	3,220	1.2%	—	0.0%
Depreciation and amortization	23,500	8.9%	21,678	9.3%

Total operating expenses	211,251	80.0%	192,137	82.0%

Operating income	$52,901	20.0%	$42,261	18.0%

RAILAMERICA, INC. AND SUBSIDIARIES
Railroad Freight Revenue, Carloads and Average Freight Revenue
Per Carload
Comparison by Commodity Group
(Unaudited)

	Three Months Ended			Three Months Ended
	June 30, 2011			June 30, 2010
			Average Freight			Average Freight
	Freight		Revenue per	Freight		Revenue per
	Revenue	Carloads	Carload	Revenue	Carloads	Carload
	(Dollars in thousands, except average freight revenue per carload)
Agricultural Products	$18,044	34,146	$528	$14,405	31,032	$464
Chemicals	16,324	24,496	666	15,275	24,549	622
Metallic Ores and Metals	11,335	18,388	616	9,439	16,010	590
Pulp, Paper and Allied Products	10,481	17,154	611	9,108	16,112	565
Non-Metallic Minerals and Products	10,437	22,774	458	9,293	21,439	433
Forest Products	7,925	12,656	626	7,385	12,825	576
Coal	7,802	34,682	225	9,774	44,191	221
Food or Kindred Products	7,578	14,253	532	7,326	14,939	490
Waste and Scrap Materials	6,436	15,517	415	6,681	16,015	417
Petroleum	4,304	8,346	516	4,682	10,156	461
Other	3,401	7,019	485	2,928	7,681	381
Motor Vehicles	1,500	2,664	563	1,966	3,319	592

Total	$105,567	212,095	$498	$98,262	218,268	$450

	Six Months Ended			Six Months Ended
	June 30, 2011			June 30, 2010
			Average Freight			Average Freight
	Freight		Revenue per	Freight		Revenue per
	Revenue	Carloads	Carload	Revenue	Carloads	Carload
	(Dollars in thousands, except average freight revenue per carload)
Agricultural Products	$32,979	64,856	$508	$29,890	64,974	$460
Chemicals	32,489	49,398	658	29,290	47,961	611
Metallic Ores and Metals	21,533	34,987	615	19,061	33,069	576
Pulp, Paper and Allied Products	20,214	34,161	592	18,227	31,485	579
Non-Metallic Minerals and Products	19,490	42,628	457	17,187	39,203	438
Coal	16,389	75,427	217	19,359	86,966	223
Forest Products	14,759	24,088	613	13,977	24,311	575
Food or Kindred Products	14,669	27,889	526	14,178	28,957	490
Waste and Scrap Materials	11,671	28,610	408	11,987	29,130	412
Petroleum	9,953	19,662	506	10,327	21,979	470
Other	5,974	14,070	425	5,842	14,923	391
Motor Vehicles	3,082	5,361	575	3,772	6,560	575

Total	$203,202	421,137	$483	$193,097	429,518	$450

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
     Adjusted income from continuing operations is a supplemental measure of profitability that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted income from continuing operations has limitations as an analytical tool. It is not a measurement of our profitability under GAAP and should not be considered as an alternative to Income (loss) from continuing operations as a measure of profitability.
     Adjusted income from continuing operations assists us in measuring our performance and profitability of our operations without the impact of transaction costs related to debt extinguishment, acquisitions, impairment of assets and swap termination. The following table sets forth the reconciliation of Adjusted income from continuing operations.

	2011
(In thousands, except per share data)	Q1		Q2		Q2 YTD
	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share
Income from continuing operations	$4,085	$0.07	$8,700	$0.17	$12,785	$0.24

Add:
Amortization of swap termination costs	2,243	0.04	1,953	0.04	4,196	0.08
Impairment of assets	—	—	1,964	0.04	1,964	0.04
Acquisition costs	44	0.00	148	0.00	192	0.00

Adjusted income from continuing operations	$6,372	$0.12	$12,765	$0.24	$19,137	$0.36

Weighted Average common shares outstanding (diluted)	54,651		52,282		53,467

	2010
(In thousands, except per share data)	Q1		Q2		Q2 YTD
	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share
Loss from continuing operations	($2,514)	$(0.05)	$(4,221)	$(0.08)	$(6,735)	$(0.12)

Add:
Amortization of swap termination costs	3,644	0.07	3,437	0.06	7,081	0.13
Loss on extinguishment of debt	—	—	5,098	0.09	5,098	0.09
Acquisition (income) expense	—	—	159	0.00	159	0.00

Adjusted income from continuing operations	$1,130	$0.02	$4,473	$0.08	$5,603	$0.10

Weighted Average common shares outstanding (diluted)	54,568		54,869		54,718
     Note: Numbers may not add due to rounding

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
     Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments are supplemental measures of profitability that are not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments have limitations as an analytical tool. They are not measurements of our profitability under GAAP and should not be considered as an alternative to Operating Income or Operating Ratio as a measure of profitability.
     Operating Income Excluding 45G Benefit and Operating Ratio Excluding 45G Benefit assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G Tax Benefit. Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G Tax Benefit, Asset Sales and Impairments. The following table sets forth the reconciliation of Operating Income Excluding 45G Benefit from our Operating Income, Operating Ratio Excluding 45G Benefit from our Operating Ratio, Operating Income Excluding 45G Benefit, Asset Sales & Impairments from our Operating Income and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments from our Operating Ratio.

($ in thousands)	Q2 2011		Q2 2010
Operating revenue	$139,215		$119,457
Operating expense	110,517		96,397

Operating Income, reported	28,698		23,060

Operating ratio Reported		79.4%		80.7%

Less: Benefit from 45G credit monetization	(5,133)	3.7%	—	0.0%

Operating income excuding 45G Benefit	23,565		23,060

Operating ratio excluding 45G Benefit		83.1%		80.7%

Net (gain) loss on sale of assets	(64)	0.0%	25	0.0%
Impairment of assets	3,220	-2.3%	—	0.0%

Operating income excluding 45G Benefit, Asset Sales & Impairments	$26,721		$23,085

Operating ratio, excluding 45G Benefit, Asset Sales & Impairments		80.8%		80.7%
Note: Numbers may not add due to rounding